UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2020

Emmaus Life Sciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35527	87-0419387
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

21250 Hawthorne Boulevard, Suite 800, Torrance, CA	90503
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (310) 214-0065

(Former name or former address, if changed, since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Securities registered pursuant to Section 12(b of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On October 28, 2020, Emmaus Life Sciences, Inc. (“we,” “us,” “our,” “Emmaus” or the “company”) entered into a loan agreement with EJ Holdings, Inc., or EJ Holdings, pursuant to which we agree to loan to EJ Holdings a total of 680,000,000 Japanese Yen, or approximately US$6.5 million, in monthly instalments through March 2021, including 290,000,000 Japanese Yen, or approximately US$2.8 million, loaned through October 31, 2020. The loans will be unsecured general obligations of EJ Holdings, will bear interest at a nominal annual rate payable on September 30 of each year beginning in 2021 and will be due and payable in a lump sum at maturity on September 30, 2028.

EJ Holdings is a Japanese corporation owned 40% by us and 60% by Japan Industrial Partners, Inc. In December 2019, EJ Holdings, Inc. acquired from Kyowa Hakko Bio Co. Ltd., or Kyowa, a subsidiary of Kyowa Hakko Kirin Co., Ltd., Kyowa’s phased-out plant in Ube, Japan for the manufacture of L-glutamine and other amino acids. The proceeds of our loans to EJ Holdings will be used to fund its operations to phase in the Ube plant.

The foregoing description of the material terms of the loan agreement is not complete and is qualified by reference to the full text of the loan agreement, a copy of which is filed as an exhibit hereto and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information in Item 1.01 of this Report regarding our obligations under the loan agreement is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The exhibit listed on the accompanying Index to Exhibits is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 13, 2020	EMMAUS LIFE SCIENCES, INC.

	By:	/s/ YASUSHI NAGASAKI
	Name:	Yasushi Nagasaki
	Title:	Interim Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
10.1	Loan Agreement dated October 28, 2020 between Emmaus Life Sciences, Inc. and EJ Holdings, Inc.

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